Redeemable Noncontrolling Interest (Notes)	12 Months Ended
Dec. 31, 2018
Noncontrolling Interest [Abstract]
Noncontrolling Interest Disclosure [Text Block]
REDEEMABLE NONCONTROLLING INTEREST
In connection with the April 2015 acquisition of a controlling interest in ARX, The Progressive Corporation entered into a stockholders’ agreement with the other ARX stockholders. As part of the stockholders’ agreement, the minority ARX stockholders had the right to “put” a portion of their ARX shares to Progressive in 2018, and have the right to put all of their remaining shares to Progressive in 2021. In 2018, minority ARX stockholders put 204,527 shares, including 5,483 shares that were issued upon the exercise of outstanding stock options. Progressive acquired these additional shares, in a cash transaction, for a total cost of $295.9 million. If ARX stockholders do not put all of their shares to Progressive in 2021, Progressive has the ability to “call” all of the outstanding shares shortly thereafter and to bring its ownership stake to 100% in 2021. Progressive's purchase prices for shares, pursuant to these put or call rights, will be determined by adding (A) the price per share paid at the closing on April 1, 2015, to (B) the product of the change in the fully diluted net tangible book value per share of ARX between December 31, 2014, and December 31, 2020, times a multiple of between 1.0 and 2.0. The multiple will be determined based on the growth and profitability of ARX’s business over the applicable time period, pursuant to criteria included in the stockholders’ agreement. Among other provisions, the stockholders’ agreement also prohibits ARX from taking a number of actions, including the payment of dividends, without the consent of The Progressive Corporation and one other stockholder.
Since these securities are redeemable upon the occurrence of an event that is not solely within the control of Progressive, we have recorded the redeemable noncontrolling interest (NCI) as mezzanine equity on our consolidated balance sheets, which represents the minority shares at the current estimated purchase price pursuant to the put and call provisions, calculated as described above, of the stockholders’ agreement.
The redeemable noncontrolling interest was initially recorded at a fair value of $411.5 million, representing the minority shares at the net acquisition price adjusted for the fair value of the put and call rights. The value of the put and call rights on the acquisition date was based on an internally developed modified binomial model. Subsequent changes to the redeemable noncontrolling interest are based on the maximum redemption value at the end of the reporting period, as determined in accordance with the stockholders’ agreement.
In addition to these minority shares, at December 31, 2018, ARX employees held options to purchase 16,067 ARX shares. These options and any shares issued upon exercise are subject to the stockholders’ agreement, including the right to “put” these shares to Progressive, as described above. Until the options are exercised, the underlying obligation of approximately $23.1 million is not recorded as part of redeemable NCI.
The changes in the components of redeemable NCI during the year ended December 31, were:

(millions)	2018	2017	2016
Balance, Beginning of year	$503.7	$483.7	$464.9
Net income attributable to NCI	5.7	5.9	26.2
Other comprehensive income (loss) attributable to NCI[1]	(3.3)	2.3	(3.2)
Exercise of employee stock options	9.4	3.4	0
Purchase/change of ARX minority shares	(298.2)	0	0
Change in redemption value of NCI	(2.8)	8.4	(4.2)
Balance, End of year	$214.5	$503.7	$483.7
[1] Amount represents the other comprehensive income (loss) attributable to NCI, as reflected on the the Consolidated Statements of Comprehensive Income; any reclassification to accumulated other comprehensive income (loss) attributable to NCI due to a change in the minority ownership percentage does not impact the amount of redeemable NCI.